SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report:  November 17, 1998                Commission file number 1-5805
                 -----------------                                       ------
(Date of earlier event reported)

                         THE CHASE MANHATTAN CORPORATION
                         -------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                                              13-2624428
         --------                                              ----------
(State or Other Jurisdiction                                (I.R.S. Employer
 of Incorporation)                                          Identification No.)


     270 Park Avenue, New York, NY                                     10017
     -----------------------------                                     -----
(Address of Principal Executive Offices)                             (Zip Code)


       Registrant's telephone number, including area code: (212) 270-6000

Item 5.  Other Events
---------------------

      On November 17, 1998, the Chase Manhattan Corporation ("Chase") announced that its Board of Directors has authorized Chase to repurchase up to net $3 billion of its Common Stock commencing January 4, 1999. Chase's current authorization expires December 31, 1998.

      A copy of Chase's press release is attached as an exhibit hereto and incorporated herein by reference. That press release contains statements that are forward looking within the meaning of the Private Securities Litigation Act of 1995. Such statements are subject to risks and uncertainties and Chase's actual results may differ materially from those set forth in such forward-looking statements. Reference is made to Chase's reports filed with the Securities and Exchange Commission, in particular Chase's Annual Report on Form 10-K for the year ended December 31, 1997, for a discussion of factors that may cause such differences to occur.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

The following exhibits are filed with this report:

  Exhibit Number                          Description
-------------------                       --------------

       99                                 Press Release


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


                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           THE CHASE MANHATTAN CORPORATION
                                                    (Registrant)


                                           By:  /s/Dina Dublon
                                                --------------------------------
                                                   Dina Dublon
                                                   Executive Vice President
                                                   and Treasurer


Dated:  November 18, 1998


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


                                  EXHIBIT INDEX


  Exhibit Number                                Description
------------------                              -------------

       99                                       Press Release


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


The Chase Manhattan Corporation
270 Park Avenue
New York, New York  10017-2070


                                  News Release


Investor Contact: John Borden                   Press Contacts: Kathleen Baum
                  212-270-7318                                  212-270-5089

     For Immediate Release
     ---------------------


            Chase Announces New Common Stock Repurchase Authorization

New York, November 17, 1998 - The Board of Directors of The Chase Manhattan Corporation (NYSE:CMB) has authorized the repurchase of up to $3 billion of Chase's common stock in the open market or through negotiated transactions. This authorization is in addition to any amounts necessary to provide for issuances under Chase's dividend reinvestment plan and its various stock-based director and employee benefit plans. The new authorization becomes effective January 4, 1999. Chase's current authorization expires December 31, 1998.

"Chase is committed to Shareholder Value Added, and a disciplined capital policy is a key component of that commitment," said Walter V. Shipley, chairman and chief executive officer. "While seeking to maintain strong capital ratios, we also believe that we must deliver a superior return to shareholders." Chase is currently targeting a long-term Tier One capital ratio of 8 to 8.25 percent. Capital generated in excess of target ratios will be used for continued purchases of Chase common stock, or for future investment and acquisition opportunities.


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